                                                                   EXHIBIT 10.28

                               MASTER AGREEMENT

                                P A R T I E S :

      This Master Agreement (this "Agreement") is entered into effective as of the 27th day of February, 1998, by and among the following parties:

      a. Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) ("Redwood");

      b.    Edward J. DeBartolo, Jr. ("EJD");

      c.    Cynthia R. DeBartolo ("CRD"); and

      d.    Hollywood Casino Corporation ("Hollywood").


                             R E F E R E N C E S :

      Reference is made to the following:

      a. Note and Warrant Purchase Agreement (including any and all further amendments thereto, the "Warrant Agreement"), dated as of November 16, 1995, executed by and among Redwood, EJD, CRD and Hollywood;

      b. Promissory Note (Series A) (the "Series A Note"), dated November 16, 1995, in the original principal sum of $5,000,000, executed by Redwood, payable to the order of Hollywood;

      c. Promissory Note (Series B-Subject to Mandatory Exercise Right) (the "Series B Note"), dated November 16, 1995, in the original principal sum of $5,000,000, executed by Redwood, payable to the order of Hollywood;

      d. Letter (the "Default Notice") dated February 2, 1998, from Hollywood to Redwood, EJD, CRD, and others, giving notice of the Event of Default referenced below;

      e. Letter (the "Acceleration Notice") dated February 14, 1998, from Hollywood to Redwood, EJD, CRD, and others, giving notice of the acceleration of the maturities of the Series A Note and the Series B Note (the "Notes"); and

      f. All other documents executed in connection with or as security for the Warrant Agreement, the Series A Note and the Series B Note (together, and including any and all further renewals, extensions, amendments and modifications thereto, the "Loan Documents").


MASTER AGREEMENT - Page 1
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      Capitalized terms used in this Agreement and not defined in this Agreement shall have the meanings given such terms in the Warrant Agreement.

                                R E C I T A L S :

      a. Default has occurred under the Warrant Agreement by reason of the failure by Redwood to pay the portion of the Unpaid Balance under the Notes, as it became due and payable on February 1, 1998, and the continuation of such failure for a period of ten (10) days following the notice thereof, as given by the Default Notice, which constitutes an Event of Default under Section 2.4(i) of the Warrant Agreement.

      b. As of the date hereof, the Event of Default identified in Recital a remains uncured; and Hollywood has accelerated the maturities of the Notes, as evidenced by the Acceleration Notice.

      c. Redwood has requested that Hollywood forbear from demanding immediate payment in full of the Notes, that Hollywood forbear from exercising Hollywood's rights under the Warrant Agreement, and that Hollywood rearrange and restructure the indebtedness evidenced by the Notes, under certain terms and conditions, which are set forth in this Agreement.

      d. Hollywood has agreed to forebear and to restructure the Notes, as requested above by Redwood, subject to the terms and conditions of this Agreement.

                              A G R E E M E N T S :

      Now, therefore, in consideration of the premises stated above and other good and valuable consideration, the receipt and adequacy of which are acknowledged and confessed hereby, the parties agree as follows:

      1. Present Balance. As of the 27th day of February, 1998, the outstanding principal balance of the Series A Note (exclusive of interest, costs, fees, and expenses of Hollywood) is $5,000,000, and the outstanding principal balance of the Series B Note (exclusive of interest, costs, fees, and expenses of Hollywood) is $5,000,000.

      2. Exchange of Series A Note. Subject to the terms and conditions set forth in this Agreement and expressly conditioned upon satisfaction and fulfillment of each of the conditions precedent set forth in Sections 3 and 6 below, Hollywood agrees to surrender the Series A Note to Redwood in exchange for the payments and documents described in Section 3 below.

      3. Specific Conditions Precedent to Exchange of Series A Note. The following are conditions precedent to Hollywood's agreement as set forth in
Section 2, above, each of which must be satisfied not later than 5:00 p.m., Dallas, Texas time, February 27, 1998, unless a different time is specified below for a particular condition precedent:


MASTER AGREEMENT - Page 2
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            a. Cash Payment. Redwood shall have paid to Hollywood, in
      immediately available funds, by wire transfer, not later than 12:00 Noon, Dallas, Texas time, February 27, 1998, the sum of Four Million Four Hundred Thousand and No/100 Dollars ($4,400,000.00), in accordance with the following wiring instructions:

                               Wells Fargo Bank
                                ABA #121000248
                                  to credit:
                         Hollywood Casino Corporation
                             Account #4159754662.

            b. $600,000 Note. Redwood shall have executed and delivered to Hollywood a Promissory Note (the "$600,000 Note") in the principal amount of Six Hundred Thousand and No/100 Dollars, which $600,000 Note shall be in the form attached to this Agreement as Exhibit A, and shall bear interest and be payable as provided for therein.

            c. Shearwater Obligation. As security for the $600,000 Note, DeBartolo Entertainment, Limited Liability Company shall have executed and delivered to Hollywood a Security Agreement (the "Shearwater Security Agreement") granting to Hollywood a security interest in and to that certain reimbursement obligation of BPMP Family Partners, Ltd. ("BPMP") to DeBartolo Entertainment, Limited Liability Company (the "Shearwater Obligation"). The Shearwater Security Agreement shall be in the form attached to this Agreement as Exhibit B. Redwood shall have delivered to Hollywood true and complete copies of the documentation evidencing Shearwater Obligation.

            d. EJD Guaranty. EJD shall have executed and delivered to Hollywood a personal guaranty of payment (the "$600,000 Springing Guaranty") of the $600,000 Note. The $600,000 Springing Guaranty shall be in the form attached to this Agreement as Exhibit C and automatically will take effect, without the necessity of any further action by Hollywood, Redwood or EJD, upon the consummation of the refinancing, repayment or restructuring (the "Existing Bank Debt Restructure") of certain obligations of DeBartolo, Inc. and The Edward J. DeBartolo Corporation, as borrowers (the "Borrowers"), under the following:

                  (i) Second Amended and Restated Restructuring Facility
            Agreement dated as of March 31, 1994, among the Borrowers, Wells Fargo Realty Advisors Funding, Incorporated, as the Administrative Agent, and certain Co-Lenders; and

                  (ii) Second Amended and Restated New Facility Credit Agreement
            dated as of March 31, 1994, among the Borrowers, Wells Fargo Bank, N.A., as the Issuing Bank, certain Co-Lenders, and Wells Fargo Realty Advisors Funding, Incorporated, as the Administrative Agent.

            e. Muransky Guaranty. Edward Muransky, Jr. shall have executed and delivered to Hollywood a personal guaranty of payment (the "$600,000 Muransky Guaranty") of the

MASTER AGREEMENT - Page 3

      $600,000 Note. The $600,000 Muransky Guaranty shall be in the form attached to this Agreement as Exhibit D.

If all of the terms of this Section 3 are not satisfied and fulfilled in a timely manner, then the surrender of the Series A Note referred to in Section 2 is void ab initio and shall be of no force or effect; and the parties shall be relegated to their respective positions they occupied prior to the execution of this Agreement; EXCEPT THAT the $4,400,000 cash payment described in Section 3a above shall be retained by Hollywood and re-characterized as a voluntary partial payment of the Unpaid Balance.

      4. Exchange of Series B Note. Subject to the terms and conditions set forth in this Agreement and expressly conditioned upon satisfaction and fulfillment of each of the conditions precedent set forth in Sections 5 and 6 below, Hollywood agrees to surrender the Series B Note to Redwood in exchange for a five percent (5%) membership interest in Redwood (the "Redwood Interest") and the payments and documents described in Section 5 below.

      5. Conditions Precedent to Exchange of Series B Note. The following are conditions precedent to Hollywood's agreement as set forth in Section 5, above, each of which must be satisfied not later than 5:00 p.m., Dallas, Texas time, February 27, 1998, unless a different time is specified below for a particular condition precedent:

            a. Membership Interest. Redwood shall have delivered to Hollywood a certificate representing the Redwood Interest, as having been registered in the name of Hollywood.

            b. Put Agreement. Redwood shall have executed and delivered to Hollywood an option agreement (the "Put Option") granting Hollywood the right, at Hollywood's option, commencing 3 days after Hollywood's receipt of the Redwood Interest and at any time thereafter so long as Hollywood, its successors and assigns holds the Redwood Interest, to "put" the Redwood Interest in exchange for a promissory note in the principal amount of $ 1,000,000 executed by Redwood and payable to the order of Hollywood (the "$1,000,000 A Note"), which $1,000,000 A Note will accrue interest from the date of issuance at an annual rate of 13% and will be due and payable one year after its execution. The Put Option shall be in the form attached to this Agreement as Exhibit E. The $1,000,000 A Note shall be in the form attached to this Agreement as Exhibit F. The $1,000,000 A Note shall be supported by EJD's personal guaranty of payment (the "$1,000,000 Springing A Guaranty"). The $1,000,000 Springing A Guaranty shall be in the form attached to this Agreement as Exhibit G and automatically will take effect, without the necessity of any further action by Hollywood, Redwood, or EJD, upon the consummation of the Existing Bank Debt Restructure.

            c. Additional Note and Guaranty. Redwood shall have executed and delivered to Hollywood, subject to the provisions of Section 5e below, an additional promissory note in the principal amount of $ 1,000,000 payable to the order of Hollywood (the "$1,000,000 B Note"), which $1,000,000 B Note will accrue interest from the date of issuance at an

MASTER AGREEMENT - Page 4
      annual rate of 13% and will be due and payable one year after its execution. The $1,000,000 B Note shall be in the form attached to this Agreement as Exhibit H. The $1,000,000 B Note shall be supported by EJD's personal guaranty of payment (the "$1,000,000 Springing B Guaranty"). The $1,000,000 Springing B Guaranty shall be in the form attached to this Agreement as Exhibit I and automatically will take effect, without the necessity of any further action by Hollywood, Redwood, or EJD, upon the consummation of the Existing Bank Debt Restructure.

            d. Escrow Agreement. Redwood and EJD shall have executed and delivered to Hollywood an escrow agreement (the "Escrow Agreement"), placing the $1,000,000 A Note and the $1,000,000 Springing A Guaranty in escrow pending exercise of the Put Option, and placing the $1,000,000 B Note and the $1,000,000 Springing B Guaranty in escrow pending the earlier of (i) delivery to Hollywood of the $600,000 Letter of Credit and the $1,000,000 Letter of Credit (as such terms are defined in Section 6, below, and together, the "Letters of Credit"), if the Letters of Credit are not delivered to Hollywood at the Closing, or (ii) sixty (60) days from the date of the Closing. The Escrow Agreement shall be in the form attached to this Agreement as Exhibit H.

            e. Additional Escrow Provisions. In the event that both of the Letters of Credit are delivered to Hollywood at the Closing, then the $1,000,000 B Note and the $1,000,000 Springing B Guaranty shall be returned to Redwood. In the event that either of the Letters of Credit is not delivered to Hollywood at the Closing, then the $1,000,000 B Note and the $1,000,000 Springing B Guaranty shall be placed in escrow, under the Escrow Agreement, pending the earlier to occur of (i) delivery of both of the Letters of Credit, or (ii) sixty (60) days from the Closing. If the Letters of Credit are not delivered to Hollywood as provided in this Agreement or in the Escrow Agreement within sixty (60) days after the Closing, then the $1,000,000 B Note and the $1,000,000 Springing B Guaranty described in Section 5c above shall be released from the escrow and delivered to Hollywood.

      6. General Conditions Precedent to Exchange of Notes. The following are conditions precedent to Hollywood's agreements as set forth in Sections 2 and 4 above, each of which must be satisfied not later than 5:00 p.m., Dallas, Texas time, February 27, 1998, unless a different time is specified below for a particular condition precedent:

            a. Master Agreement. Redwood, EJD and CRD shall have executed and delivered this Agreement to Hollywood not later than 12:00 Noon, Dallas, Texas time, February 27, 1998.

            b. Resolutions of Redwood. Redwood shall deliver to Hollywood appropriate resolutions or consents in connection with the execution and delivery of this Agreement.

            c. Resolutions of DeBartolo Entertainment, Limited Liability Company. DeBartolo Entertainment, Limited Liability Company shall deliver to Hollywood appropriate resolutions or consents in connection with the execution and delivery of this Agreement.


MASTER AGREEMENT - Page 5

            d. No Breach. Redwood shall not have breached any of the terms, conditions, representations, warranties, or agreements of Redwood under this Agreement.

            e. No Default. Other than the default described in the Default Notice and Acceleration Notice, no default under the Warrant Agreement shall have occurred and be continuing, unless such default has been waived expressly by this Agreement.

            f. Attorneys' Fees. Redwood shall have reimbursed Hollywood for Hollywood's attorneys' fees incurred in connection with preparing this Agreement and other documents contemplated by this Agreement, not to exceed $20,000.

            g. $600,000 Letter of Credit. Edward Muransky, Jr. shall provide Hollywood with a letter of credit (the "$600,000 Letter of Credit"), issued by a reputable financial institution reasonably satisfactory to Hollywood securing payment of the $600,000 Note. The $600,000 Letter of Credit shall be in the form attached to this Agreement as Exhibit K, and shall be drawable if the Existing Bank Debt Restructure fails to occur by June 30, 1998.

            h. $1,000,000 Letter of Credit. CRD shall provide Hollywood with a letter of credit (the "$1,000,000 Letter of Credit"), issued by a reputable financial institution reasonably satisfactory to Hollywood securing payment of the $1,000,000 Note. The $1,000,000 Letter of Credit shall be in the form attached to this Agreement as Exhibit L, and shall be drawable if the Existing Bank Debt Restructure fails to occur by June 30, 1998.

      7. Covenant Regarding Existing Bank Debt Restructure. Redwood and EJD agree to promptly notify Hollywood of the completion of the Existing Bank Debt Restructure, and, prior to completion of the Existing Bank Debt Restructure, to provide Hollywood such information as Hollywood reasonably may request from time to time regarding the status of the negotiations and documentation pertaining to the Existing Bank Debt Restructure.

      8. Representations and Warranties. Redwood, CRD and EJD hereby represent and warrant to Hollywood as follows:

            a. Each of Redwood, CRD and EJD has the power and authority to execute and deliver this Agreement and each of the other documents and instruments to which each is a party and to consummate the transactions and perform its obligations contemplated hereby and thereby.

            b. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary actions of Redwood. This Agreement constitutes the legal, valid and binding obligation of Redwood, CRD and EJD, enforceable against each of them in accordance with its terms.

            c. The consummation of the transactions contemplated hereby will not
      (i) violate any provision of the organizational documents or governing instruments of Redwood, (ii) violate any judgment, order, ruling, injunction, degree or award of any court, administrative

MASTER AGREEMENT - Page 6
      agency or governmental body against, or binding upon, Redwood, CRD or EJD, or (iii) constitute a violation by Redwood, CRD or EJD of any law or regulation of any jurisdiction applicable to Redwood, CRD or EJD.

            d. This Agreement was reviewed by EJD, CRD and Redwood (or its authorized officer), each of whom acknowledges and agrees that he or she, as the case may be, (i) understands fully the terms of this Agreement and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as he or she, as the case may be, may wish, and (iii) has entered into this Agreement of his or her own free will and accord and without threat or duress.

            e. This Agreement and all information furnished to Hollywood is made and furnished in good faith, for value and valuable consideration, and has not been made or induced by any fraud, duress or undue influence exercised by Hollywood or any other person.

      9. Misrepresentation. Redwood, CRD and EJD shall jointly and severally indemnify and hold Hollywood harmless from and against any losses, damages, costs and expenses (including attorneys' fees) incurred by Hollywood as a direct or indirect result of (i) breach of any representation or warranty contained in this Agreement, or (ii) any breach or default under any of the covenants or agreements contained in this Agreement.

      10. Subordination and Waiver of Subrogation. Notwithstanding any payment or payments made by EJD on behalf of or for the account of Redwood, EJD shall not be subrogated to any rights of Hollywood until all of the indebtedness of Redwood to Hollywood shall have been paid and performed in full. Any claim of EJD against Redwood arising from any payment or payments made by EJD by reason of this Agreement or otherwise shall be in all respects subordinated to the full and complete payment and discharge of the indebtedness of Redwood to Hollywood; and no payment by EJD by reason of this Agreement or otherwise shall give rise to any claim of EJD against Hollywood. Unless and until the indebtedness shall have been paid and discharged in full, EJD will not assign or otherwise transfer any such claim against Redwood to any other person or entity.

      11. No Counterclaims.

            a. Redwood Counterclaims. Each of Redwood, CRD and EJD declares that neither Redwood, CRD nor EJD has any set-off, counterclaim, defense or other causes of action (together, the "Redwood Counterclaims") against Hollywood arising out of the transactions evidenced by the Notes, the Warrant Agreement and the Loan Documents, and any transactions that were renewed or extended by the Loan Documents. To the extent any Redwood Counterclaims may exist, whether known or unknown, such are waived and released hereby by Redwood, CRD and EJD.


MASTER AGREEMENT - Page 7
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            b. Hollywood Counterclaims. Hollywood declares that Hollywood does not have any set-off, counterclaim, defense or other causes of action (together, the "Hollywood Counterclaims") against Redwood, CRD or EJD arising out of the transactions evidenced by the Notes, the Warrant Agreement and the Loan Documents, and any transactions that were renewed or extended by the Loan Documents, EXCEPT FOR claims existing under the Notes, the Warrant Agreement and the Loan Documents pursuant to the terms thereof. To the extent any Hollywood Counterclaims may exist, whether known or unknown, such are waived and released hereby by Hollywood. Notwithstanding the foregoing, this waiver and release shall not be construed to waive or release any rights of Hollywood existing or arising under the Notes, the Warrant Agreement and the Loan Documents pursuant to the terms thereof or under this Agreement or the documents executed in connection with or as security for this Agreement.

      12. Hold Harmless. Redwood, CRD and EJD agree to indemnify and hold Hollywood harmless from any and all Redwood Counterclaims that Redwood, CRD, EJD or any other person or entity claiming by, through, or under Redwood, CRD or EJD may at any time assert against Hollywood. Likewise, Hollywood agrees to indemnify and hold Redwood, CRD and EJD harmless from any and all Hollywood Counterclaims that Hollywood or any other person or entity claiming by, through, or under Hollywood may at any time assert against Redwood, CRD and EJD. Notwithstanding the foregoing, Hollywood's indemnification and agreement to hold harmless shall not be construed to indemnify against or hold harmless from Hollywood Counterclaims existing or arising under the Notes, the Warrant Agreement and the Loan Documents pursuant to the terms thereof or under this Agreement or the documents executed in connection with or as security for this Agreement.

      13. Costs and Expenses. Redwood agrees to pay to Hollywood the reasonable attorneys' fees and expenses of Hollywood's counsel, filing and recording fees and other reasonable expenses incurred by Hollywood in connection with this Agreement and the transactions contemplated hereby, up to a maximum amount of $20,000.

      14. No Commitment. Redwood, CRD and EJD agree that Hollywood has made no commitment or other agreement regarding the Notes, the Warrant Agreement, or the Loan Documents, except as expressly set forth in this Agreement. Redwood, CRD and EJD warrant and represent that neither Redwood, CRD nor EJD will rely on any commitment, further agreement to forbear or other agreement on the part of Hollywood unless such commitment or agreement is in writing and signed by Hollywood.

      15. Survival. All representations, warranties, covenants and agreements of the parties made in this Agreement shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full.

      16. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.


MASTER AGREEMENT - Page 8
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      17. Modifications and Waivers. No delay on the part of Hollywood in exercising any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any waiver of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. No waiver or modification, discharge or amendment of this Agreement will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

      18. Entire Agreement. This Agreement, together with the other documents and instruments referenced herein, contains the entire agreement between the parties relating to the transaction contemplated hereby. All prior agreements, understandings, representations and statements, whether written or oral (including specifically, but without limitation, the letter from Hollywood to Redwood, dated February 12, 1998), are merged herein.

      19. Governing Law. This Agreement shall be construed in accordance with the applicable laws of the State of Texas and applicable federal law. In the event of a dispute involving this Agreement or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.

      20. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be deemed to be one original.

      21. Time of Essence. The parties to this Agreement have agreed specifically with regard to the times for performance set forth in this Agreement. Further, the parties to this Agreement acknowledge that the agreements with regard to the times for performance are material to this Agreement. Therefore, the parties agree and acknowledge that time is of the essence to this Agreement.




MASTER AGREEMENT - Page 9

      Executed effective the 27th day of February, 1998.

                                    REDWOOD:

                                    REDWOOD GAMING LIMITED LIABILITY COMPANY
                                    (formerly known as Golden Gate Gaming,
                                    limited liability company)

                                    By: DEMUR, INC., its Manager



                                          By:   /s/ Ed Muransky
                                             ---------------------------------
                                          Name: Edward W. Muransky
                                          Title:


                                    EJD:


                                    /s/ Edward J. DeBartolo, Jr.
                                    ---------------------------------
                                    Edward J. DeBartolo, Jr.


                                    CRD:


                                    /s/ Cynthia R. DeBartolo
                                    ---------------------------------
                                    Cynthia R. DeBartolo


                                    HOLLYWOOD CASINO CORPORATION



                                    By:  /s/ Jack E. Pratt
                                        ---------------------------------
                                    Name:  Jack E. Pratt
                                    Title: Chairman of the Board



MASTER AGREEMENT - Page 10

Exhibits:

   A    -   $600,000 Note
   B    -   Shearwater Security Agreement
   C    -   $600,000 Springing Guaranty
   D    -   $600,000 Muransky Guaranty
   E    -   Put Option
   F    -   $1,000,000 A Note
   G    -   $1,000,000 Springing A Guaranty
   H    -   $1,000,000 B Note
   I    -   $1,000,000 Springing B Guaranty
   J    -   Escrow Agreement
   K    -   $600,000 Letter of Credit
   L    -   $1,000,000 Letter of Credit



MASTER AGREEMENT - Page 11

                                   EXHIBIT A

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITY UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MAKER (AND ANY PERSON THAT SUCCEEDS TO OR ASSUMES ITS OBLIGATIONS UNDER THIS SECURITY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUIT TO RULE 144 OF SUCH ACT.

                                PROMISSORY NOTE

$600,000.00                      Dallas, Texas               February 27, 1998

      FOR VALUE RECEIVED, the undersigned, Redwood Gaming Limited Liability Company, an Ohio limited liability company (formerly known as Golden Gate Gaming, limited liability company) ("Maker"), hereby unconditionally promises to pay to the order of Hollywood Casino Corporation, a Delaware corporation ("Payee"), the principal sum of Six Hundred Thousand and No/100 Dollars ($600,000.00), in lawful money of the United States of America, together with interest (calculated on the basis of a 365 or 366-day year, as appropriate), on the unpaid principal balance from day-to-day remaining, computed from the date hereof until maturity at the rate per annum which shall from day-to-day be equal to thirteen percent (13%); provided, however, all past due principal of and, to the extent permitted by applicable law, interest on this Note shall bear interest at the rate per annum which shall from day-to-day be equal to the lesser of (a) the Maximum Rate, or (b) eighteen percent (18%).

      The term "Maximum Rate," as used herein, shall mean, with respect to the holder hereof, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note. To the extent that Chapter 303 of the Texas Finance Code, as amended, is relevant to any holder of this Note for the purposes of determining the Maximum Rate, the Payee hereby notifies Maker that the "applicable ceiling" shall be the "weekly ceiling" referred to in Chapter 303 of the Texas Finance Code from time to time in effect, as limited therein; provided, however, that to the extent permitted by applicable law, Payee reserves the right to change the "applicable ceiling" from time to time by further notice and disclosure to Maker; and, provided further, that the "Maximum Rate" for purposes of this Note shall not be limited to the applicable ceiling under Chapter 303 of the Texas Finance Code if federal laws or other state laws now or hereafter in effect and applicable to this Note (and the interest contracted for, charged and collected hereunder) shall permit a higher rate of interest.

      This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Master Agreement (the "Agreement") among Maker, Edward J. DeBartolo, Jr., Cynthia R. DeBartolo and Payee, executed as of the date hereof, and is the "600,000 Note" referred to therein.


PROMISSORY NOTE ($600,000) - Page 1

      Payment for all amounts due hereunder shall be made by wire transfer of federal funds to Payee to the account designated by Payee from time to time so that such funds are available to Payee on or before the date such funds are due hereunder or by any other means agreed to, in writing, by Payee.

      The principal of and interest upon the Note shall be due and payable on August 31, 1998.

      Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

      No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

      Regardless of any provisions contained in this Note, the Agreement or any other document executed or delivered in connection therewith, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the Maximum Rate, and, in the event that Payee ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest,
(ii) exclude voluntary pre-payments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this
Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, Payee or any holder hereof shall refund to Maker the amount of such excess.

      This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.

PROMISSORY NOTE ($600,000) - Page 2

      This Note is given in renewal, extension, modification and amendment (and not in novation or extinguishment), in part, of that certain Promissory Note (Series A) in the stated principal amount of $5,000,000.00, dated November 16, 1995, executed by Maker and payable to the order of Payee.

                                   MAKER:

                                   REDWOOD GAMING LIMITED LIABILITY
                                   COMPANY
                                   (formerly known as Golden Gate Gaming,
                                   limited liability company)

                                   By:   DEMUR, INC., its Manager



                                        By: /s/ Ed Muransky
                                            -----------------------------
                                        Name: Edward W. Muransky
                                        Title:

                                   Address:

                                   999 Baker Way, Suite 420
                                   San Mateo, California 94404



PROMISSORY NOTE ($600,000) - Page 3

                                    EXHIBIT B

                               SECURITY AGREEMENT

                            Collateral Assignment of
                            Reimbursement Obligation


      This Security Agreement (Collateral Assignment of Reimbursement Obligation) (this "Agreement") is entered into effective the 27th day of February, 1998.

I.    Parties, Collateral and Obligations.

      DeBartolo Entertainment, Limited Liability Company, a Ohio limited liability company (the "Debtor"), whose address is 7620 Market Street, P.O. Box 3287, Youngstown, Ohio 44513-3287, for valuable consideration, receipt of which is hereby acknowledged, hereby grants to Hollywood Casino Corporation (the "Secured Party"), whose address is Two Galleria Tower, LB48, 13455 Noel Road, Suite 2200, Dallas, Texas 75240, a security interest in the following described reimbursement obligation (the "Reimbursement Obligation"):

      that certain Reimbursement Obligation of BPMP Family Partners, Ltd. ("BPMP") pursuant to Section 5.2 of that certain Contribution & Assignment Agreement, dated July 28, 1995, by and between BPMP and Debtor;

and together with all proceeds, moneys, payments, income, collections and benefits attributable or accruing to the Reimbursement Obligation; and in the event that Debtor shall receive any such, Debtor will hold same in trust for Secured Party and will not commingle same with other moneys or property of Debtor and will deliver promptly same to Secured Party to be held by Secured Party hereunder in the same manner as the Reimbursement Obligation is held hereunder. The Reimbursement Obligation and all other collateral of all kinds in which Secured Party is herein granted a security interest or acquires a security interest hereunder shall hereinafter be called the "Collateral."

      The security interest granted herein secures the payment of all liabilities of Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) ("Redwood") to Secured Party pursuant to that certain Promissory Note (the "Principal Note"), dated February 27, 1998, in the original principal amount of Six Hundred Thousand and No/100 Dollars ($600,000.00), executed by Redwood and payable to the order of Secured Party, and including costs and expenses and attorneys' fees and legal expenses, all in accordance with the terms of the Principal Note and this Agreement (collectively, the "Obligations") and all renewals, extensions and rearrangements of the Obligations. Unless otherwise agreed, all of the Obligations shall be payable at the offices of Secured Party in the City of Dallas, Dallas County, Texas.

      Debtor hereby assigns, transfers, delivers and grants a security interest in the Collateral to Secured Party to secure payment of all of the Obligations.

II.   Warranties, Covenants and Agreements of Debtor.

      Debtor hereby warrants, covenants and agrees as follows.

      (1) Except for the security interest granted by this Agreement, Debtor is the owner and holder of the Collateral free of any adverse claim, security interest or encumbrance and has full power and lawful authority to sell and assign the same; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the Collateral or any interest in the Collateral.

      (2) The Reimbursement Obligation is not subject to any set-offs, counterclaims or credit.

      (3) Debtor has not heretofore signed any financing statement, and no financing statement is now on file in any public office covering any property of Debtor of any kind, real or personal, tangible or intangible, or in which Debtor is named as or has signed as "debtor," (other than such financing statements, if any, of which written notice, together with true and correct copies thereof, have heretofore been given by Debtor to Secured Party), and so long as any amount remains unpaid on any indebtedness or liabilities of Redwood to Secured Party or any credit from Secured Party to Redwood is in use by or available to Redwood, Debtor will not execute and there will not be on file in any public office any such financing statement or statements other than financing statements in favor of Secured Party hereunder, unless the prior written specific consent and approval of Secured Party shall have first been obtained. Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral. At the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements, pursuant to the Uniform Commercial Code, in form satisfactory to Secured Party, and will pay the cost of filing the same of filing or recording this Agreement in all public offices at anytime and from time to time whenever filing or recording of any such financing statement or of this Security Agreement is deemed by Secured Party to be necessary or desirable, it being further stipulated in this regard that Secured Party may also at any time or times sign any counterpart of this Agreement singed by Debtor and file this Agreement as a financing statement if Secured Party shall elect so to do.

      (4) Debtor will not sell or offer to sell or otherwise transfer or encumber of dispose of the Collateral or any interest therein without the written consent of Secured Party.

      (5) Debtor will keep the Collateral free from any adverse lien, security interest or encumbrance.

III.  Further Agreements Between Debtor and Secured Party.

      (1) Secured Party shall never be under any obligation to collect, attempt to collect, protect or enforce the Reimbursement Obligation, which Debtor agrees and undertakes to do at Debtor's expense; but Secured Party may do so in its discretion at any time or times. Secured Party shall have the right to take any steps by judicial process or otherwise it may deem proper from time to time to effect the collection of all or any portion of the Reimbursement Obligation. All expenses (including, without limitation, attorneys' fees and legal expenses) actually incurred or paid by Secured Party in connection with or incident to any such collection or attempt to collect the

Reimbursement Obligation shall be borne by Debtor or reimbursed by Debtor to Secured Party upon demand. The proceeds of collection of the Reimbursement Obligation shall be held by Secured Party without liability for interest thereon and may be applied by Secured Party as Secured Party may deem appropriate toward payment of the Principal Note or any other of the Obligations secured hereby, whether or not then due, in such order or manner as Secured Party may elect.

      (2) If any taxes or governmental assessments of any kind or character shall be levied upon or against the Reimbursement Obligation, the same shall be promptly paid before delinquency by Debtor. If any of such taxes or governmental assessments are not paid by Debtor prior to delinquency thereof, Secured Party may, at its option, pay and discharge such taxes or assessments and any interest, costs or penalties in connection therewith, or any part thereof, and shall be the sole judge as to the validity and effect thereof and as to the amount necessary to pay and discharge same.

      (3) In the event Secured Party shall pay any such taxes, assessments, interest, costs, penalties or expenses incident to or in connection with the collection of the Reimbursement Obligation, Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof with interest at the maximum rate permitted by law from their respective dates of payment by Secured Party until repaid to Secured Party in full. So long as Secured Party shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the Principal Note; and for the enforcement of such repayment, Secured Party shall have every right and remedy provided for enforcement of payment of the Principal Note.

      (4) When the Principal Note and all other of the Obligations shall have been paid in full, if this Security Agreement has not theretofore been foreclosed, Secured Party or other holder of the Obligations shall reassign to Debtor, without recourse or warranty, express or implied, the then existing rights, titles and interests of Secured Party in and to the Reimbursement Obligation, the costs of such reassignment to be borne by Debtor. Secured Party shall pay to Debtor the surplus money, if any, then in the possession of Secured Party representing collections on or proceeds of the Reimbursement Obligation not theretofore applied toward payment of the Obligations.

IV.   Default.

      Debtor shall be in default under this Agreement upon the happening of any of the following events or conditions:

      (1) Default in the payment when due of the principal of or interest on the Principal Note or on any other of the Obligations;

      (2) Failure or refusal of Debtor to perform or observe any of the covenants, duties or agreements herein imposed upon or agreed to be performed or observed by Debtor;

      (3) Default in the performance of any agreement or obligation of Debtor or of Redwood, any maker, endorser, guarantor or surety of any liability or obligation of Debtor to the holder of the Obligations;

      (4) Default in the payment of the Reimbursement Obligation or any part thereof, when due;

      (5) The levy of any attachment, execution or other process against Debtor or any of the Collateral;

      (6) Dissolution, termination of existence, insolvency or business failure of Debtor or any endorser, guarantor or surety of any of the Obligations, commission of an act of bankruptcy by, or appointment of receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency law by or against, Debtor or any endorser, guarantor or surety for any of the Obligations;

      (7) Any warranty, representation or statement made in this Agreement or made or furnished to Secured Party by or on behalf of Redwood in connection with this Agreement or to induce Secured Party to make any loan to Redwood proves to have been false in any material respect when made or furnished, or any financial statement of Redwood or of any endorser, guarantor or surety on any of the Obligations which has been or may be furnished to Secured Party by or on behalf of Redwood or such guarantor, endorser or surety shall prove to be false in any materially detrimental respect.

V.    Remedies.

      In the event of default in the payment of any of the Obligations or any principal, interest or other amount payable thereunder when due, or upon the happening of any default specified above, and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable without presentment or demand or any notice to Debtor or any other person obligated thereon. Secured Party shall have and may exercise with reference to the Collateral and Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Texas, and as otherwise granted herein or under any other applicable law or under any other agreement executed by Debtor or Redwood, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and legal expenses thereby incurred by Secured Party and toward payment of the Obligations in such order or manner as Secured Party may elect. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other rights or remedies of Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder. To the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed postage prepaid, to Debtor at the address shown herein at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

      Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the proceeds, payments, collections, moneys, income or benefits attributable or accruing thereto and to hold the same as security for the

Obligations or to apply it to the principal and interest or other amounts owing on any of the Obligations, whether or not then due, in such order or manner as Secured Party may elect.

      All rights to marshaling of assets of Debtor, including any such right with respect to the Reimbursement Obligation, are waived hereby.

      All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment or other disposition or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein. No other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto. All prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

VI.   General.

      The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Principal Note or any other of the Obligations. No security taken hereafter as security for payment of the Principal Note or any other of the Obligations shall impair in any manner or affect this Agreement, all such present and future additional security to be considered as cumulative security. Any of the Reimbursement Obligation or Collateral may be released from this Agreement without altering, varying of diminishing in any way the force, effect, lien, security interest or charge of this Agreement as to Reimbursement Obligation and Collateral not expressly released. This Agreement shall continue as a first lien, security interest and charge on all of the Reimbursement Obligation and Collateral not expressly released until all sums and indebtedness secured hereby have been paid in full. Any future assignment of the interest of Debtor in and to any of the Reimbursement Obligation shall not deprive Secured Party of the right to sell or otherwise dispose of or use all of the Reimbursement Obligation as above provided or necessitate the sale or disposition thereof in parcels or in severalty.

      If maturity of the Obligations shall be accelerated for any reason, the Obligations thereupon shall be credited for the full amount of any interest then unearned which has been collected theretofore by Secured Party. Notwithstanding any other provision in this Security Agreement or in the Obligations, Debtor shall never be liable for unearned interest on the Obligations and shall never be required to pay interest thereon at a rate in excess of the maximum rate permitted by law.

      Any deposit or other sums at any time credited by or due from the holder of the Obligations to Debtor or any endorser, guarantor or surety of any of the Obligations and any securities or other property of Debtor or any endorser, guarantor or surety of any of the Obligations in the possession of the holder of the Obligations may at all times be held and treated as additional and cumulative collateral security for the payment of the Obligations. Debtor grants Secured Party a security interest in all such deposits, sums, securities and other property as additional and cumulative security for payment of the Obligations. The holder of the Obligations may apply or set-off such deposits or other sums against the Obligations at any time in the case of Debtor but only with respect to matured liabilities in the case of the endorsers, guarantors or sureties of any of the Obligations.

      Secured Party may, at its option, whether or not Obligations are due, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral. Secured Party shall not be obligated to take any steps necessary to preserve any rights in the Collateral against other parties, which Debtor hereby assumes to do.

      No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on anyone or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

      Any notice or demand to Debtor hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, duly stamped and addressed to Debtor at the address first shown hereinabove, in the U.S. Mails; but actual notice, however given or received, shall always be effective.

      All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. All obligations of Debtor shall bind its successors or assigns.

      As used in this Agreement and when required by the context, each number (singular and plural) shall include all numbers. Each gender shall include all genders. Unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

      SIGNED and delivered on the day and year first above written.

                                   DEBARTOLO ENTERTAINMENT, LIMITED
                                   LIABILITY COMPANY

                                   By:   DEMUR, INC., its Manager


                                         By:  /s/ Ed Muransky
                                            ---------------------------------
                                         Name:  Edward W. Muransky
                                         Title:

                                   EXHIBIT C

                              SPRINGING GUARANTY
                                ($600,000 Note)

      This Springing Guaranty (the "Guaranty"), effective as of February 27, 1998, is made by Edward J. DeBartolo, Jr. (the "Guarantor"), in favor of Hollywood Casino Corporation (the "Lender").

      WHEREAS, the Lender has entered into a Master Agreement dated as of February 27, 1998 (said Agreement, as it may hereafter be amended or otherwise modified from time to time being the "Master Agreement") with Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) (the "Borrower") and the Guarantor. It is a condition precedent to the effectiveness of the Master Agreement that the Guarantor shall have entered into this Guaranty;

      NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to extend certain financial accommodations to Borrower pursuant to the Master Agreement, and recognizing that Guarantor has benefited or shall benefit directly or indirectly from such financial accommodations, and that but for this Guaranty, Lender would not make such financial accommodations available to Borrower, the Guarantor hereby agrees with the Lender as follows:

      1. Guaranty. (a) Subject to the provisions of Section 2, below, the Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender the prompt and complete payment and performance by the Borrower when due of its obligations to the Lender under that certain Promissory Note (the "Note"), dated February 27, 1998, in the original principal amount of Six Hundred Thousand and No/100 Dollars ($600,000.00) (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Borrower as a debtor) (collectively, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

            (b) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other person or received or collected by the Lender from the Borrower, the Guarantor, any other guarantor or any other person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations, subject to the conditions under Section 2(a) above, until the Obligations are paid in full.

            (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guaranty for such purpose.

      2. Springing Nature of Guaranty. Notwithstanding anything herein to the contrary, the Guarantor shall have no liability under this Guaranty unless and until the Existing Bank Debt Restructure (as defined in the Master Agreement) is consummated, at which time this Guaranty will automatically become valid, binding and enforceable, in accordance with its terms, without any further action by either the Lender, the Borrower or the Guarantor.

      3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower nor shall the Guarantor have any rights of reimbursement, assignment, indemnification or implied contract or any similar rights against the Borrower or against any endorser or other guarantor of all or any part of the Obligations, until all amounts owing to the Lender by the Borrower for or on account of the Obligations or otherwise under this Guaranty are paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor, and shall, forthwith upon (and in any event within two (2) Business Days of) receipt by the Guarantor, be turned over to the Lender, if required, in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

      4. Amendments, etc., With Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Note, and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any guaranty at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or the Guarantor or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or the Guarantor or any such other guarantor or any release of the Borrower or the Guarantor or guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made or the Guarantor not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      5. Guaranty Absolute and Unconditional; Termination. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Borrower or the Guarantor, on the one hand, and the Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration, and notice of default or nonpayment to or upon the Borrower or itself with respect to the Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Note, any of the Obligations or guaranty, or (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other person or guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Borrower or any sch other person or any guaranty or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, endorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full, upon the occurrence of all of which this Guaranty shall, subject to Section 5 hereof, terminate.

      6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

      7. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Lender without setoff or counterclaim in U.S. dollars at the office of the Lender located at Two Galleria Tower, Suite 2200, 13455 Noel Road, LB48, Dallas, Texas 75240.

      8. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      9. Interest. All amounts payable from time to time by the Guarantor hereunder shall bear interest at the per annum rate which shall from day-to-day be equal to the lesser of (a) the Maximum Rate (as defined in the Note), or
(b) eighteen percent (18%).

      10. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      11. No Waiver; Cumulative Remedies. The Lender shall not by an act (except by a written instrument pursuant to Paragraph 11 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      12. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guaranty may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Guaranty shall be binding upon the heirs, executors, administrators and personal representatives of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      13. Notices. Notices by the Lender to the Guarantor may be given by mail, by telex or by facsimile transmission, addressed to the Guarantor at its address or transmission number set forth under its signature below and shall be effective (a) if by registered or certified mail, return receipt requested, three (3) Business Days following the date when sent, (b) if by telex, when sent and answerback received, (c) if by overnight courier, when received, (d) if by telecopier, when sent, or (e) if personally delivered or delivered by messenger, when receipted for. The Guarantor may change its address and transmission numbers by written notice to the Lender.

      14. Submission to Jurisdiction; Waivers. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (i) SUBMITS FOR HIMSELF AND HIS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH HE IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE

      OF TEXAS, THE COURTS OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

            (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT HE MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO HIM HIS ADDRESS SET FORTH UNDER HIS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT HERETO; AND

            (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            (b) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

            (c) THE GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM, UNLESS SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION.

      IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.



                                   /s/ Edward J. DeBartolo, Jr.
                                   ----------------------------
                                   Edward J. DeBartolo, Jr.

                                   Address for Notices:

                                   c/o Edward J. DeBartolo Corporation
                                   999 Baker Way, Suite 420
                                   San Mateo, California 94404

                                   EXHIBIT D

                                   GUARANTY
                               ($600,000 Note)

      This Guaranty (the "Guaranty"), effective as of February 27, 1998, is made by Edward W. Muransky (the "Guarantor"), in favor of Hollywood Casino Corporation (the "Lender").

      WHEREAS, the Lender has entered into a Master Agreement dated as of February 27, 1998 (said Agreement, as it may hereafter be amended or otherwise modified from time to time being the "Master Agreement") with Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) (the "Borrower"). It is a condition precedent to the effectiveness of the Master Agreement that the Guarantor shall have entered into this Guaranty;

      NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to extend certain financial accommodations to Borrower pursuant to the Master Agreement, and recognizing that Guarantor has benefited or shall benefit directly or indirectly from such financial accommodations, and that but for this Guaranty, Lender would not make such financial accommodations available to Borrower, the Guarantor hereby agrees with the Lender as follows:

      1. Guaranty. (a) The Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender the prompt and complete payment and performance by the Borrower when due of its obligations to the Lender under that certain Promissory Note (the "Note"), dated February 27, 1998, in the original principal amount of Six Hundred Thousand and No/100 Dollars ($600,000.00) (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Borrower as a debtor) (collectively, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

            (b) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other person or received or collected by the Lender from the Borrower, the Guarantor, any other guarantor or any other person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations, subject to the conditions under Section 2(a) above, until the Obligations are paid in full.

            (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guaranty for such purpose.

      2. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower nor shall the Guarantor have any rights of reimbursement, assignment, indemnification or implied contract or any similar rights against the Borrower or against any endorser or other guarantor of all or any part of the Obligations, until all amounts owing to the Lender by the Borrower for or on account of the Obligations or otherwise under this Guaranty are paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor, and shall, forthwith upon (and in any event within two (2) Business Days of) receipt by the Guarantor, be turned over to the Lender, if required, in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

      3. Amendments, etc., With Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Note, and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any guaranty at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or the Guarantor or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or the Guarantor or any such other guarantor or any release of the Borrower or the Guarantor or guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made or the Guarantor not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      4. Guaranty Absolute and Unconditional; Termination. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Borrower or the Guarantor, on the one hand, and the Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration, and notice of default or nonpayment to or upon the Borrower or itself with respect to the Obligations. This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Note, any of the Obligations or guaranty, or (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other person or guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other person or to realize upon any such guarantee or to exercise any such right of offset, or any release of the Borrower or any sch other person or any guaranty or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, endorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full, upon the occurrence of all of which this Guaranty shall, subject to Section 5 hereof, terminate.

      5. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

      6. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Lender without setoff or counterclaim in U.S. dollars at the office of the Lender located at Two Galleria Tower, Suite 2200, 13455 Noel Road, LB48, Dallas, Texas 75240.

      7. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      8. Interest. All amounts payable from time to time by the Guarantor hereunder shall bear interest at the per annum rate which shall from day-to-day be equal to the lesser of (a) the Maximum Rate (as defined in the Note), or
(b) eighteen percent (18%).

      9. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      10. No Waiver; Cumulative Remedies. The Lender shall not by an act (except by a written instrument pursuant to Paragraph 11 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      11. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guaranty may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Guaranty shall be binding upon the heirs, executors, administrators and personal representatives of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      12. Notices. Notices by the Lender to the Guarantor may be given by mail, by telex or by facsimile transmission, addressed to the Guarantor at its address or transmission number set forth under its signature below and shall be effective (a) if by registered or certified mail, return receipt requested, three (3) Business Days following the date when sent, (b) if by telex, when sent and answerback received, (c) if by overnight courier, when received, (d) if by telecopier, when sent, or (e) if personally delivered or delivered by messenger, when receipted for. The Guarantor may change its address and transmission numbers by written notice to the Lender.

      13. Submission to Jurisdiction; Waivers. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (i) SUBMITS FOR HIMSELF AND HIS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH HE IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

            (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT HE MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO HIM HIS ADDRESS SET FORTH UNDER HIS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT HERETO; AND

            (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            (b) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

            (c) THE GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM, UNLESS SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION.

      IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.



                                   /s/ Edward W. Muransky
                                   ----------------------
                                   Edward W. Muransky

                                   Address for Notices:

                                   c/o DeBartolo Entertainment, Limited
                                       Liability Company
                                   999 Baker Way, Suite 420
                                   San Mateo, California 94404

                                   EXHIBIT E

                             PUT OPTION AGREEMENT


      PUT OPTION AGREEMENT dated as of February 27, 1998 (the "Agreement") by and between Hollywood Casino Corporation, a Delaware corporation ("Hollywood"), and Redwood Gaming Limited Liability Company, an Ohio limited liability company ("Redwood").

                                  RECITALS:

      A. Hollywood has been issued a 5% membership interest in Redwood (the "Redwood Interest"), and all members of Redwood have consented to the admission of Hollywood as a Member in Redwood within the meaning of the Operating Agreement of Redwood.

      B. Redwood desires to grant to Hollywood the right to require Redwood to purchase Redwood Interest on the terms set forth in this Agreement.

                                  AGREEMENT:

      1. Grant of Option. The Company hereby grants to Hollywood and each holder of the Redwood Interest (the "Holder") an option to sell to Redwood, and Redwood is obligated to purchase from the Holder under such option (the "Put Option"), all of the Redwood Interest. The Put Option may be exercised at any time or times after the third (3rd) full day after the date of this Agreement through the first (1st) anniversary of this Agreement (the "Put Option Period").


      2. Put Price. In the event that the Holder exercises the Put Option, the price to be paid to the Holder pursuant to this Agreement will be a promissory note in the form attached to this Agreement as Exhibit A in the original principal amount of $1,000,000.00 (the "Note") and the springing guaranty of Edward J. DeBartolo, Jr. with respect thereto attached to this Agreement as Exhibit B (the "Springing Guaranty").

      3. Exercise of Put Option. The Put Option may be exercised during the Put Option Period with respect to all, but not less than all, of the Redwood Interest, by the Holder giving notice to Redwood during the Put Option Period stating the Holder's election to exercise the Put Option and the date of the Put Option Closing, which will be not sooner than the next business day after the Put Option Notice is delivered to Redwood nor more than thirty (30) days after the date of such notice.

      4. Put Option Closing. The closing for the purchase and sale of the Redwood Interest on exercise of the Put Option will be held at the office of Hollywood on the date specified in such notice of exercise (a "Put Option Closing"). At the Put Option Closing, the Holder will deliver documentation sufficient to transfer the Redwood Interest to Redwood against payment therefor by Redwood by issuance of the duly executed Note, which will be payable in the manner designated by the Holder and the delivery of the duly executed Guaranty.

PUT OPTION AGREEMENT - Page 1

      5. Representations and Covenants. Redwood represents and warrants to, and covenants with, with Hollywood as follows:

            a. Redwood has the power and authority to execute and deliver this Agreement and to consummate the transactions and perform its obligations contemplated by this Agreement.

            b. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary actions of Redwood. This Agreement constitutes the legal, valid, and binding obligation of Redwood enforceable against it in accordance with its terms.

            c. The consummation of the transactions contemplated by this Agreement will not (i) violate any provision of the organizational documents or governing instruments of Redwood, (ii) violate any judgment, order, ruling, injunction, degree, or award of any court, administrative agency or governmental body against, or binding upon, Redwood or its assets, or (iii) constitute a violation by Redwood of any law or regulation of any jurisdiction applicable to Redwood.

            d. This Agreement was reviewed by Redwood (or its authorized representatives), and Redwood acknowledges that it (i) understands fully the terms of this Agreement and the consequences of the execution of this Agreement, (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons Redwood may wish, and (iii) has entered into this Agreement of its own free will and accord and with out threat or duress.

            e. This Agreement and all information furnished to Hollywood is made and furnished in good faith, for value and valuable consideration, and has not been made or induced by any fraud, duress, or undue influence exercised by Hollywood or any other person.

            f. Redwood will not take, omit to take, or allow any person or entity to take or omit to take any action that would impair in any respect its ability to issue the Note on exercise of the Put Option or to make payment thereon in accordance with its terms.

      6. Survival. All representations, warranties, covenants, and agreements of the parties made in this Agreement will survive the execution and delivery of this Agreement, until such time as all of the obligations of the parties to this Agreement have lapsed in accordance with their respective terms or have been discharged in full.

      7. Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the parties to this Agreement and their respective heirs, successors, and assigns.

      8. Modifications and Waivers. No delay on the part of Hollywood in exercising any right, power, or privilege under this Agreement will operate as a waiver thereof, nor will any waiver


PUT OPTION AGREEMENT - Page 2
of any right, power, or privilege under this Agreement operate as a waiver of any other right, power, or privilege under this Agreement, nor will any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof, or the exercise of any other right, power, or privilege under this Agreement. All rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights or remedies that the parties to this Agreement may otherwise have at law or in equity. No waiver or modification, discharge, or amendment of this Agreement will be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

      9. Governing Law. This Agreement will be construed in accordance with the applicable substantive laws of the State of Texas and applicable federal law. In the event of a dispute involving this Agreement or any other instruments executed in connection with this Agreement, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.

      10. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together will be deemed to be one original.

      11. Time of Essence. The parties to this Agreement have agreed specifically with regard to the times for performance set forth in this Agreement. Further, the parties to this Agreement acknowledge that the agreements with regard to the times for performance are material to this Agreement. Therefore, the parties agree and acknowledge that time is of the essence to this Agreement.



PUT OPTION AGREEMENT - Page 3

      Executed effective the 27th day of February, 1998.

                                   REDWOOD:

                                   REDWOOD GAMING LIMITED LIABILITY COMPANY
                                   (formerly known as Golden Gate Gaming,
                                   limited liability company)

                                   By: DEMUR, INC., its Manager



                                        By: /s/ Ed Muransky
                                            -------------------
                                        Name: Edward W. Muransky
                                        Title:

                                   HOLLYWOOD CASINO CORPORATION



                                   By: /s/ Jack E. Pratt
                                       ---------------------
                                   Name: Jack E. Pratt
                                   Title: Chairman of the Board


Exhibits:

      A     Form of Note
      B     Form of Guaranty


PUT OPTION AGREEMENT - Page 4

                                   EXHIBIT A

                                 FORM OF NOTE

                                [SEE EXHIBIT F]




PUT OPTION AGREEMENT - Page 5

                                   EXHIBIT B

                                 FORM OF NOTE

                                [SEE EXHIBIT G]


PUT OPTION AGREEMENT - Page 6

                                   EXHIBIT F

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITY UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MAKER (AND ANY PERSON THAT SUCCEEDS TO OR ASSUMES ITS OBLIGATIONS UNDER THIS SECURITY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUIT TO RULE 144 OF SUCH ACT.

                               A-PROMISSORY NOTE

$1,000,000.00                    Dallas, Texas               February 27, 1998

      FOR VALUE RECEIVED, the undersigned, Redwood Gaming Limited Liability Company, an Ohio limited liability company (formerly known as Golden Gate Gaming, limited liability company) ("Maker"), hereby unconditionally promises to pay to the order of Hollywood Casino Corporation, a Delaware corporation ("Payee"), the principal sum of One Million and No/100 Dollars ($1,000,000.00), in lawful money of the United States of America, together with interest (calculated on the basis of a 365 or 366-day year, as appropriate), on the unpaid principal balance from day-to-day remaining, computed from the date hereof until maturity at the rate per annum which shall from day-to-day be equal to thirteen percent (13%); provided, however, all past due principal of and, to the extent permitted by applicable law, interest on this Note shall bear interest at the rate per annum which shall from day-to-day be equal to the lesser of (a) the Maximum Rate, or (b) eighteen percent (18%).

      The term "Maximum Rate," as used herein, shall mean, with respect to the holder hereof, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note. To the extent that Chapter 303 of the Texas Finance Code, as amended, is relevant to any holder of this Note for the purposes of determining the Maximum Rate, the Payee hereby notifies Maker that the "applicable ceiling" shall be the "weekly ceiling" referred to in Chapter 303 of the Texas Finance Code from time to time in effect, as limited therein; provided, however, that to the extent permitted by applicable law, Payee reserves the right to change the "applicable ceiling" from time to time by further notice and disclosure to Maker; and, provided further, that the "Maximum Rate" for purposes of this Note shall not be limited to the applicable ceiling under Chapter 303 of the Texas Finance Code if federal laws or other state laws now or hereafter in effect and applicable to this Note (and the interest contracted for, charged and collected hereunder) shall permit a higher rate of interest.

      This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Master Agreement (the "Agreement") among Maker, Edward J.



A-PROMISSORY NOTE ($1,000,000) - Page 1

DeBartolo, Jr., Cynthia R. DeBartolo and Payee, executed as of the date hereof, and is the "1,000,000 A Note" referred to therein.

      Payment for all amounts due hereunder shall be made by wire transfer of federal funds to Payee to the account designated by Payee from time to time so that such funds are available to Payee on or before the date such funds are due hereunder or by any other means agreed to, in writing, by Payee.

      The principal of and interest upon the Note shall be due and payable on February 27, 1999.

      Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

      No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

      Regardless of any provisions contained in this Note, the Agreement or any other document executed or delivered in connection therewith, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the Maximum Rate, and, in the event that Payee ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (ii) exclude voluntary pre-payments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this
Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, Payee or any holder hereof shall refund to Maker the amount of such excess.


A-PROMISSORY NOTE ($1,000,000) - Page 2

      This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.

      This Note is given in renewal, extension, modification and amendment (and not in novation or extinguishment) of that certain Promissory Note (Series B-Subject to Mandatory Exercise Right) in the stated principal amount of $5,000,000.00, dated November 16, 1995, executed by Maker and payable to the order of Payee.

                                   MAKER:

                                   REDWOOD GAMING LIMITED LIABILITY
                                   COMPANY
                                   (formerly known as Golden Gate Gaming,
                                   limited liability company)

                                   By:   DEMUR, INC., its Manager



                                        By:   /s/ Ed Muransky
                                             ---------------------
                                        Name:  Edward W. Muransky
                                        Title:

                                   Address:

                                   999 Baker Way, Suite 420
                                   San Mateo, California 94404


A-PROMISSORY NOTE ($1,000,000) - Page 3

                                   EXHIBIT G

                             SPRINGING A GUARANTY
                             ($1,000,000 A Note)

      This Springing Guaranty (this "Guaranty"), effective as of February 27, 1998, is made by Edward J. DeBartolo, Jr. (the "Guarantor"), in favor of Hollywood Casino Corporation (the "Lender").

      WHEREAS, the Lender has entered into a Master Agreement dated as of February 27, 1998 (said Agreement, as it may hereafter be amended or otherwise modified from time to time being the "Master Agreement") with Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) (the "Borrower") and the Guarantor. It is a condition precedent to the effectiveness of the Master Agreement that the Guarantor shall have entered into this Guaranty;

      NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to extend certain financial accommodations to Borrower pursuant to the Master Agreement, and recognizing that Guarantor has benefited or shall benefit directly or indirectly from such financial accommodations, and that but for this Guaranty, Lender would not make such financial accommodations available to Borrower, the Guarantor hereby agrees with the Lender as follows:

      1. Guaranty. (a) Subject to the provisions of Section 2, below, the Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender the prompt and complete payment and performance by the Borrower when due of its obligations to the Lender under that certain A-Promissory Note (the "Note"), dated February 27, 1998, in the original principal amount of One Million and No/100 Dollars ($1,000,000.00) (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Borrower as a debtor) (collectively, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

            (b) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other person or received or collected by the Lender from the Borrower, the Guarantor, any other guarantor or any other person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations, subject to the conditions under Section 2(a) above, until the Obligations are paid in full.

            (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guaranty for such purpose.

      2. Springing Nature of Guaranty. Notwithstanding anything herein to the contrary, the Guarantor shall have no liability under this Guaranty unless and until the Existing Bank Restructure (as defined in the Master Agreement) is consummated, at which time this Guaranty will automatically become valid, binding and enforceable, in accordance with its terms, without any further action by either the Lender, the Borrower or the Guarantor.

      3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower nor shall the Guarantor have any rights of reimbursement, assignment, indemnification or implied contract or any similar rights against the Borrower or against any endorser or other guarantor of all or any part of the Obligations, until all amounts owing to the Lender by the Borrower for or on account of the Obligations or otherwise under this Guaranty are paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor, and shall, forthwith upon (and in any event within two (2) Business Days of) receipt by the Guarantor, be turned over to the Lender, if required, in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

      4. Amendments, etc., With Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Note, and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any guaranty at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or the Guarantor or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or the Guarantor or any such other guarantor or any release of the Borrower or the Guarantor or guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made or the Guarantor not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      5. Guaranty Absolute and Unconditional; Termination. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Borrower or the Guarantor, on the one hand, and the Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration, and notice of default or nonpayment to or upon the Borrower or itself with respect to the Obligations. This Guaranty shall be construed as a waiver of intent to accelerate continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Note, any of the Obligations or guaranty, or (b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other person or guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other person or to realize upon any such guarantee or to exercise any such right of offset, or any rlease of the Borrower or any such other person or any guaranty or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, endorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full, upon the occurrence of all of which this Guaranty shall, subject to Section 5 hereof, terminate.

      6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

      7. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Lender without setoff or counterclaim in U.S. dollars at the office of the Lender located at Two Galleria Tower, Suite 2200, 13455 Noel Road, LB48, Dallas, Texas 75240.

      8. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      9. Interest. All amounts payable from time to time by the Guarantor hereunder shall bear interest at the per annum rate which shall from day-to-day be equal to the lesser of (a) the Maximum Rate (as defined in the Note), or
(b) eighteen percent (18%).

      10. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      11. No Waiver; Cumulative Remedies. The Lender shall not by an act (except by a written instrument pursuant to Paragraph 11 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      12. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guaranty may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Guaranty shall be binding upon the heirs, executors, administrators and personal representatives of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      13. Notices. Notices by the Lender to the Guarantor may be given by mail, by telex or by facsimile transmission, addressed to the Guarantor at its address or transmission number set forth under its signature below and shall be effective (a) if by registered or certified mail, return receipt requested, three (3) Business Days following the date when sent, (b) if by telex, when sent and answerback received, (c) if by overnight courier, when received, (d) if by telecopier, when sent, or (e) if personally delivered or delivered by messenger, when receipted for. The Guarantor may change its address and transmission numbers by written notice to the Lender.

      14. Submission to Jurisdiction; Waivers. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (i) SUBMITS FOR HIMSELF AND HIS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH HE IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

            (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY

      OBJECTION THAT HE MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO HIM HIS ADDRESS SET FORTH UNDER HIS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT HERETO; AND

            (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            (b) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

            (c) THE GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM, UNLESS SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION.

      IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.



                                   /s/ Edward J. DeBartolo, Jr.
                                   ----------------------------
                                   Edward J. DeBartolo, Jr.

                                   Address for Notices:

                                   c/o Edward J. DeBartolo Corporation
                                   999 Baker Way, Suite 420
                                   San Mateo, California 94404

                                   EXHIBIT H

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITY UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MAKER (AND ANY PERSON THAT SUCCEEDS TO OR ASSUMES ITS OBLIGATIONS UNDER THIS SECURITY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUIT TO RULE 144 OF SUCH ACT.

                               B-PROMISSORY NOTE

$1,000,000.00                    Dallas, Texas               February 27, 1998

      FOR VALUE RECEIVED, the undersigned, Redwood Gaming Limited Liability Company, an Ohio limited liability company (formerly known as Golden Gate Gaming, limited liability company) ("Maker"), hereby unconditionally promises to pay to the order of Hollywood Casino Corporation, a Delaware corporation ("Payee"), the principal sum of One Million and No/100 Dollars ($1,000,000.00), in lawful money of the United States of America, together with interest (calculated on the basis of a 365 or 366-day year, as appropriate), on the unpaid principal balance from day-to-day remaining, computed from the date hereof until maturity at the rate per annum which shall from day-to-day be equal to thirteen percent (13%); provided, however, all past due principal of and, to the extent permitted by applicable law, interest on this Note shall bear interest at the rate per annum which shall from day-to-day be equal to the lesser of (a) the Maximum Rate, or (b) eighteen percent (18%).

      The term "Maximum Rate," as used herein, shall mean, with respect to the holder hereof, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note. To the extent that Chapter 303 of the Texas Finance Code, as amended, is relevant to any holder of this Note for the purposes of determining the Maximum Rate, the Payee hereby notifies Maker that the "applicable ceiling" shall be the "weekly ceiling" referred to in Chapter 303 of the Texas Finance Code from time to time in effect, as limited therein; provided, however, that to the extent permitted by applicable law, Payee reserves the right to change the "applicable ceiling" from time to time by further notice and disclosure to Maker; and, provided further, that the "Maximum Rate" for purposes of this Note shall not be limited to the applicable ceiling under Chapter 303 of the Texas Finance Code if federal laws or other state laws now or hereafter in effect and applicable to this Note (and the interest contracted for, charged and collected hereunder) shall permit a higher rate of interest.

      This Note has been executed and delivered pursuant to, and is subject to certain terms and conditions set forth in, that certain Master Agreement (the "Agreement") among Maker, Edward J. DeBartolo, Jr., Cynthia R. DeBartolo and Payee, executed as of the date hereof, and is the "1,000,000 B Note" referred to therein.

      Payment for all amounts due hereunder shall be made by wire transfer of federal funds to Payee to the account designated by Payee from time to time so that such funds are available to Payee on or before the date such funds are due hereunder or by any other means agreed to, in writing, by Payee.

      The principal of and interest upon the Note shall be due and payable on February 27, 1999.

      Maker and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

      No waiver by Payee of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Payee; no delay or omission in the exercise or enforcement by Payee of any rights or remedies shall ever be construed as a waiver of any right or remedy of Payee; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Payee.

      Regardless of any provisions contained in this Note, the Agreement or any other document executed or delivered in connection therewith, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the Maximum Rate, and, in the event that Payee ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (ii) exclude voluntary pre-payments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout such term; provided, that if this
Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, Payee or any holder hereof shall refund to Maker the amount of such excess.

      This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction in Dallas County, Texas.

      This Note is given in renewal, extension, modification and amendment (and not in novation or extinguishment) of that certain Promissory Note (Series B-Subject to Mandatory Exercise Right) in the stated principal amount of $5,000,000.00, dated November 16, 1995, executed by Maker and payable to the order of Payee.

                                   MAKER:

                                   REDWOOD GAMING LIMITED LIABILITY
                                   COMPANY
                                   (formerly known as Golden Gate Gaming,
                                   limited liability company)

                                   By:   DEMUR, INC., its Manager



                                        By:  /s/ Ed Muransky
                                             --------------------
                                        Name:  Edward W. Muransky
                                        Title:

                                   Address:

                                   999 Baker Way, Suite 420
                                   San Mateo, California 94404

                                   EXHIBIT I

                             SPRINGING B GUARANTY
                              ($1,000,000 B Note)

      This Springing Guaranty (this "Guaranty"), effective as of February 27, 1998, is made by Edward J. DeBartolo, Jr. (the "Guarantor"), in favor of Hollywood Casino Corporation (the "Lender").

      WHEREAS, the Lender has entered into a Master Agreement dated as of February 27, 1998 (said Agreement, as it may hereafter be amended or otherwise modified from time to time being the "Master Agreement") with Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) (the "Borrower") and the Guarantor. It is a condition precedent to the effectiveness of the Master Agreement that the Guarantor shall have entered into this Guaranty;

      NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to extend certain financial accommodations to Borrower pursuant to the Master Agreement, and recognizing that Guarantor has benefited or shall benefit directly or indirectly from such financial accommodations, and that but for this Guaranty, Lender would not make such financial accommodations available to Borrower, the Guarantor hereby agrees with the Lender as follows:

      1. Guaranty. (a) Subject to the provisions of Section 2, below, the Guarantor hereby, unconditionally and irrevocably, guarantees to the Lender the prompt and complete payment and performance by the Borrower when due of its obligations to the Lender under that certain B-Promissory Note (the "Note"), dated February 27, 1998, in the original principal amount of One Million and No/100 Dollars ($1,000,000.00) (including, without limitation, all interest thereon, whether accruing prior or subsequent to the commencement of a bankruptcy or similar proceeding involving the Borrower as a debtor) (collectively, the "Obligations"), and the Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty.

            (b) No payment or payments made by the Borrower, the Guarantor, any other guarantor or any other person or received or collected by the Lender from the Borrower, the Guarantor, any other guarantor or any other person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations, subject to the conditions under Section 2(a) above, until the Obligations are paid in full.

            (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guaranty for such purpose.

      2. Springing Nature of Guaranty. Notwithstanding anything herein to the contrary, the Guarantor shall have no liability under this Guaranty unless and until the Existing Bank Restructure (as defined in the Master Agreement) is consummated, at which time this Guaranty will automatically become valid, binding and enforceable, in accordance with its terms, without any further action by either the Lender, the Borrower or the Guarantor.

      3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower nor shall the Guarantor have any rights of reimbursement, assignment, indemnification or implied contract or any similar rights against the Borrower or against any endorser or other guarantor of all or any part of the Obligations, until all amounts owing to the Lender by the Borrower for or on account of the Obligations or otherwise under this Guaranty are paid in full. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor, and shall, forthwith upon (and in any event within two (2) Business Days of) receipt by the Guarantor, be turned over to the Lender, if required, in the exact form received by the Guarantor (duly endorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

      4. Amendments, etc., With Respect to the Obligations. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Note, and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any guaranty at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or the Guarantor or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or the Guarantor or any such other guarantor or any release of the Borrower or the Guarantor or guarantor shall not relieve the Guarantor in respect of which a demand or collection is not made or the Guarantor not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      5. Guaranty Absolute and Unconditional; Termination. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Borrower or the Guarantor, on the one hand, and the Lender, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. The Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration, and notice of default or nonpayment to or upon the Borrower or itself with respect to the Obligations. This Guaranty shall be construed as a waiver of intent to accelerate continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Note, any of the Obligations or guaranty, or
(b) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other person or guaranty for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other person or to realize upon any such guarantee or to exercise any such right of offset, or any rlease of the Borrower or any such other person or any guaranty or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, endorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guaranty shall have been satisfied by payment in full, upon the occurrence of all of which this Guaranty shall, subject to Section 5 hereof, terminate.

      6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Guarantor or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or the Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

      7. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Lender without setoff or counterclaim in U.S. dollars at the office of the Lender located at Two Galleria Tower, Suite 2200, 13455 Noel Road, LB48, Dallas, Texas 75240.

      8. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      9. Interest. All amounts payable from time to time by the Guarantor hereunder shall bear interest at the per annum rate which shall from day-to-day be equal to the lesser of (a) the Maximum Rate (as defined in the Note), or
(b) eighteen percent (18%).

      10. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      11. No Waiver; Cumulative Remedies. The Lender shall not by an act (except by a written instrument pursuant to Paragraph 11 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      12. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guaranty may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender. This Guaranty shall be binding upon the heirs, executors, administrators and personal representatives of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

      13. Notices. Notices by the Lender to the Guarantor may be given by mail, by telex or by facsimile transmission, addressed to the Guarantor at its address or transmission number set forth under its signature below and shall be effective (a) if by registered or certified mail, return receipt requested, three (3) Business Days following the date when sent, (b) if by telex, when sent and answerback received, (c) if by overnight courier, when received, (d) if by telecopier, when sent, or (e) if personally delivered or delivered by messenger, when receipted for. The Guarantor may change its address and transmission numbers by written notice to the Lender.

      14. Submission to Jurisdiction; Waivers. (a) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (i) SUBMITS FOR HIMSELF AND HIS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH HE IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

            (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TRIAL BY JURY AND ANY OBJECTION THAT HE MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO HIM HIS ADDRESS SET FORTH UNDER HIS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED PURSUANT HERETO; AND

            (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            (b) THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE.

            (c) THE GUARANTOR HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (a) ABOVE, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM, UNLESS SUCH SETOFF, RECOUPMENT, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF

ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION.

      IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.



                                   /s/ Edward J. DeBartolo, Jr.
                                   ----------------------------
                                   Edward J. DeBartolo, Jr.

                                   Address for Notices:

                                   c/o Edward J. DeBartolo Corporation
                                   999 Baker Way, Suite 420
                                   San Mateo, California 94404

                                   EXHIBIT J

                               ESCROW AGREEMENT

      The undersigned have deposited in escrow with Hughes & Luce, L.L.P., as escrow agent (the "Escrow Agent"), the following (referred to as the "Subject Matter of the Escrow"):

            (a) that certain A-Promissory Note (the "$1,000,000 A Note"), dated February 27, 1998, in the original principal sum of One Million and No/100 Dollars ($1,000,000.00) executed by Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) ("Redwood") and payable to the order of Hollywood Casino Corporation ("Hollywood");

            (b) that certain Springing A Guaranty (the "Springing A Guaranty"), dated as of February 27, 1998, executed by Edward J. DeBartolo, Jr. ("EJD") for the benefit of Hollywood, which guaranties Redwood's indebtedness under the $1,000,000 A Note to Hollywood;

            (c) that certain B-Promissory Note (the "$1,000,000 B Note"), dated February 27, 1998, in the original principal sum of One Million and No/100 Dollars ($1,000,000.00) executed by Redwood and payable to the order of Hollywood; and

            (d) that certain Springing B Guaranty (the "Springing B Guaranty"), dated as of February 27, 1998, executed by EJD for the benefit of Hollywood, which guaranties Redwood's indebtedness under the $1,000,000 B Note to Hollywood.

      Escrow Agent is authorized and directed hereby to deliver the $1,000,000 A Note and the Springing A Guaranty to Hollywood upon presentation by Hollywood to Escrow Agent of an affidavit from a purported officer of Hollywood stating:

            (a) that three (3) days have passed since Hollywood received the Redwood Interest (as defined in that certain Master Agreement (the "Master Agreement "), of even date herewith, among Redwood, Hollywood, EJD and Cynthia R. DeBartolo ("CRD")); and

            (b) that Hollywood has exercised its rights under the Put Option (as defined in the Master Agreement) to "put" the Redwood Interest.

      Escrow Agent is authorized and directed hereby to deliver the $1,000,000 B Note and the Springing B Guaranty to Hollywood upon presentation by Hollywood to Escrow Agent of an affidavit from a purported officer of Hollywood stating either:

            (a) that Redwood and Edward W. Muransky ("EM") failed to deliver the $600,000 Letter of Credit (as defined in the Master Agreement) to Hollywood on or before April 28, 1998; or

            (b) that Redwood and CRD failed to deliver the $1,000,000 Letter of Credit (as defined in the Master Agreement) to Hollywood on or before April 28, 1998.

      Escrow Agent is authorized and directed hereby to deliver the $1,000,000 B Note and the Springing B Guaranty to Redwood upon presentation by Redwood to Escrow Agent of an affidavit from the purported manager of Redwood stating:

            (a) that Redwood and EM delivered the $600,000 Letter of Credit to Hollywood on or before April 28, 1998; and

            (b) that Redwood and CRD delivered the $1,000,000 Letter of Credit to Hollywood on or before April 28, 1998.

      The undersigned agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:

            (a) Escrow Agent is not a party to, and is not bound by or charged with notice of, any agreement out of which this escrow may arise.

            (b) Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness, or validity of the Subject Matter of the Escrow, or any part thereof, or for the identity or authority of any person executing or depositing it.

            (c) In the event Escrow Agent becomes involved in litigation in connection with this escrow, the undersigned jointly and severally agree to indemnify and save Escrow Agent harmless from all loss, cost, damages, expenses and attorneys' fees suffered or incurred by Escrow Agent as a result thereof. The obligations of the undersigned under this subparagraph shall be performable at the office of Escrow Agent in Dallas, Dallas County, Texas.

            (d) Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document that Escrow Agent in good faith believes to be genuine and what it purports to be.

            (e) Escrow Agent shall not be liable for anything that it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct.

            (f) Escrow Agent may advise with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder; and Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

            (g) In the event of disagreement between any of the parties to this Agreement, or between them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the Subject Matter of the Escrow, or in the event that Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists. In any such event, Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act. Escrow Agent shall be entitled to continue to refrain from acting until (a) the rights of all parties shall have been adjudicated fully and finally by a court of competent jurisdiction, or (b) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and Escrow Agent shall have been notified thereof in writing signed by all such persons. The rights of Escrow Agent under this paragraph are cumulative of all other rights that Escrow Agent may have by law or otherwise.

            (h) For normal services, a minimum escrow fee of $1.00 per year or part of a year shall be payable to Escrow Agent. For services in addition to normal services, a reasonable fee based upon the time spent by Escrow Agent's officers, employees or agents in performing such additional services shall be payable to Escrow Agent. Reimbursement to Escrow Agent for all legal fees, expenses, disbursements and advances incurred or made by Escrow Agent in the performance of its services shall be payable to Escrow Agent. All such fees and reimbursements shall be paid by Redwood.

      Upon satisfaction of the conditions for delivery of any document(s) constituting a portion of the Subject Matter of the Escrow, the party receiving such document(s) will execute and deliver to Escrow Agent, a Release of Escrow in the form attached hereto as Exhibit A.

      Upon the request of Escrow Agent, the other party, Hollywood or Redwood, as the case may be, will execute and deliver to Escrow Agent, a Release of Escrow in the form attached hereto as Exhibit B; provided, however, such party's failure to execute and deliver such release shall in no way indicate that Escrow Agent has failed to act strictly in accordance with this Escrow Agreement.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Executed as of the 27th day of February, 1998.

                                   REDWOOD GAMING LIMITED LIABILITY
                                   COMPANY
                                   (formerly known as Golden Gate
                                   Gaming, limited liability company)

                                   By:  DEMUR, INC., its Manager


                                   By:  /s/ Ed Muransky
                                        ---------------------------
                                   Name:  Edward W. Muransky
                                   Title:


                                   HOLLYWOOD CASINO CORPORATION



                                   By:  /s/ Jack E. Pratt
                                       ----------------------
                                   Name:   Jack E. Pratt
                                   Title:  Chairman of the Board


                                   HUGHES & LUCE, L.L.P.



                                   By:  /s/ James W. Sargent
                                       -------------------------

                                   EXHIBIT A

                           FORM OF RELEASE OF ESCROW


      Reference is made to that certain Escrow Agreement (the "Escrow Agreement"), dated as of February 27, 1998, executed by and among Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company), Hollywood Casino Corporation and Hughes & Luce, L.L.P., as Escrow Agent (the "Escrow Agent").

      The undersigned hereby acknowledges receipt from Escrow Agent under the Escrow Agreement of the following item(s) of the Subject Matter of the Escrow as described in the Escrow Agreement:____________________________________________.

      The undersigned acknowledges a faithful and proper performance by Escrow Agent of its duties under the Escrow Agreement; and in consideration of such delivery, hereby releases and discharges Escrow Agent from all further responsibility and liability as Escrow Agent under the Escrow Agreement with regard to the Subject Matter of the Escrow so delivered.

      Executed this ___ day of _____, 1998.


                                   _______________________________________



                                   By:____________________________________

                                   EXHIBIT B

                           FORM OF RELEASE OF ESCROW


      Reference is made to that certain Escrow Agreement (the "Escrow Agreement"), dated as of February 27, 1998, executed by and among Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company), Hollywood Casino Corporation and Hughes & Luce, L.L.P., as Escrow Agent (the "Escrow Agent").

      The undersigned hereby acknowledges delivery by Escrow Agent under the Escrow Agreement to _______________________ of the following item(s) of the Subject Matter of the Escrow as described in the Escrow Agreement:
_________________________________________.

      The undersigned acknowledges a faithful and proper performance by Escrow Agent of its duties under the Escrow Agreement; and in consideration of such delivery, hereby releases and discharges Escrow Agent from all further responsibility and liability as Escrow Agent under the Escrow Agreement with regard to the Subject Matter of the Escrow so delivered.

      Executed this ___ day of _____, 1998.


                                   _______________________________________



                                   By:____________________________________

                           ACKNOWLEDGMENT OF RECEIPT



      Reference is made to the Escrow Agreement (the "Escrow Agreement"), dated as of February 27, 1998, executed by and among Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company), Hollywood Casino Corporation and Hughes & Luce, L.L.P., as Escrow Agent (the "Escrow Agent").

      Escrow Agent hereby acknowledges receipt of the Subject Matter of the Escrow, as described in the Escrow Agreement, and hereby accepts the Subject Matter of the Escrow as Escrow Agent thereunder, subject to the terms and conditions therein set forth.


      Executed as of the 27th day of February, 1998.


                                   HUGHES & LUCE, L.L.P.



                                   By:  /s/ James W. Sargent
                                   -------------------------

                                   EXHIBIT K

IRREVOCABLE STANDBY LETTER OF CREDIT NO. ______
ISSUE DATE:  ______________, 1998

BENEFICIARY

Hollywood Casino Corporation
Two Galleria Tower, Suite 2200
13455 Noel Road, LB 48
Dallas, Texas 75240

Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit No. ______ in your favor, up to the aggregate amount of USD SIX HUNDRED THOUSAND AND NO/100 U.S. DOLLARS ($600,000.00) for the account of Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) ("Redwood") and Edward W. Muransky, available by your draft drawn on us at sight and accompanied by an affidavit from a purported officer of Hollywood Casino Corporation ("Hollywood") stating:

      (a) that Redwood has failed to pay, on or before August 31, 1998, the principal of or interest upon that certain Promissory Note (the "Note"), dated February 27, 1998, in the original principal amount of Six Hundred Thousand and No/100 Dollars ($600,000.00), executed by Redwood and payable to the order of Hollywood;

      (b) that the amount of the draft presented is equal to the lesser of $600,000.00 or the outstanding balance due, as of the date of presentation to Canadian Imperial Bank, on the loan evidenced by the Note; and

      (c) that Hollywood has not received evidence in the form of copies of signed loan documentation that the obligations of DeBartolo, Inc. and The Edward J. DeBartolo Corporation, as borrowers (the "Borrowers") to existing bank lenders under that certain (i) Second Amended and Restated Restructuring Facility Agreement dated as of March 31, 1994, among the Borrowers, Wells Fargo Realty Advisors Funding, Incorporated, as the Administrative Agent, and certain Co-Lenders; and (ii) Second Amended and Restated New Facility Credit Agreement dated as of March 31, 1994, among the Borrowers, Wells Fargo Bank, N.A., as the Issuing Bank, certain Co-Lenders, and Wells Fargo Realty Advisors Funding, Incorporated, as the Administrative Agent, have been refinanced, repaid or restructured, so as to permit the guaranty of the Note by Edward J. DeBartolo, Jr.

The original of this Letter of Credit and any amendments should be returned with any drawing for endorsement purposes and upon letter of credit expiration and/or cancellation.


LETTER OF CREDIT ($600,000) - Page 1

IRREVOCABLE STANDBY LETTER OF CREDIT NO. ______
ISSUE DATE:  ______________, 1998





Any draft drawn under this credit must be marked "Drawn under Canadian Imperial Bank, Irrevocable Standby Letter of Credit No. ___________ dated ____________, 1998".

We hereby engage with you that any draft drawn under and in compliance with the terms of this Letter of Credit shall be duly honored upon presentation at our office located at ____________, Attn: _______________ if presented after June 30, 1998 and by _______________, _______, the expiration date of this Letter of Credit, or any subsequent extension of the expiration date by endorsement to this Letter of Credit.

This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993) Revision, International Chamber of Commerce Brochure No. 500.


                                   CANADIAN IMPERIAL BANK



                                   By: ____________________________________
                                         Authorized Signature and Title



LETTER OF CREDIT ($600,000) - Page 2

                                   EXHIBIT L

IRREVOCABLE STANDBY LETTER OF CREDIT NO. _________
ISSUE DATE:  ____________, 1998




BENEFICIARY

Hollywood Casino Corporation
Two Galleria Tower, Suite 2200
13455 Noel Road, LB 48
Dallas, Texas 75240

Gentlemen:

We hereby establish our Irrevocable Standby Letter of Credit No. ______ in your favor, up to the aggregate amount of USD ONE MILLION AND NO/100 U.S. DOLLARS ($1,000,000.00) for the account of Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) ("Redwood") and Cynthia R. DeBartolo, available by your draft drawn on us at sight and accompanied by an affidavit from a purported officer of Hollywood Casino Corporation ("Hollywood") stating:

      (a) that Redwood has failed to pay, on or before February 27, 1999, the principal of or interest upon that certain A-Promissory Note (the "Note"), dated February 27, 1998, in the original principal amount of One Million and No/100 Dollars ($1,000,000.00), executed by Redwood and payable to the order of Hollywood;

      (b) that the amount of the draft presented is equal to the lesser of $1,000,000.00 or the outstanding balance due, as of the date of presentation to Canadian Imperial Bank, on the loans evidenced by the Note; and

      (c) that Hollywood has not received evidence in the form of copies of signed loan documentation that the obligations of DeBartolo, Inc. and The Edward J. DeBartolo Corporation, as borrowers (the "Borrowers") to existing bank lenders under that certain (i) Second Amended and Restated Restructuring Facility Agreement dated as of March 31, 1994, among the Borrowers, Wells Fargo Realty Advisors Funding, Incorporated, as the Administrative Agent, and certain Co-Lenders; and (ii) Second Amended and Restated New Facility Credit Agreement dated as of March 31, 1994, among the Borrowers, Wells Fargo Bank, N.A., as the Issuing Bank, certain Co-Lenders, and Wells Fargo Realty Advisors Funding, Incorporated, as the Administrative Agent, have been refinanced, repaid or restructured, so as to permit the guaranty of the Note by Edward J. DeBartolo, Jr.

The original of this Letter of Credit and any amendments should be returned with any drawing for endorsement purposes and upon letter of credit expiration and/or cancellation.

Any draft drawn under this credit must be marked "Drawn under Canadian Imperial Bank, Irrevocable Standby Letter of Credit No. ___________ dated ____________, 1998".

We hereby engage with you that any draft drawn under and in compliance with the terms of this

Letter of Credit shall be duly honored upon presentation at our office located at ____________, Attn: _______________ if presented after June 30, 1998 and by
_______________, _______, the expiration date of this Letter of Credit, or any subsequent extension of the expiration date by endorsement to this Letter of Credit.

This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993) Revision, International Chamber of Commerce Brochure No. 500.


                                   CANADIAN IMPERIAL BANK


                                   By:_____________________________________
                                         Authorized Signature and Title


LETTER OF CREDIT ($1,000,000) - Page 2